UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2006

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 9, 2006, Gulfport Energy Corporation (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02, 7.01 and 9.01, to furnish a copy of its earnings press release for the three months and nine months ended September 30, 2006. Subsequent to the furnishing of the Original Form 8-K, the Company issued a revised version of the press release to correct the amount reported as operating cash flow of $24.9 million to $31.2 million for the nine months ended September 30, 2006 and to correct the amount reported as operating cash flow in the reconciliation of non-GAAP financial measures table of $13,649,000 and $24,932,000 for three months and nine months ended September 30, 2006, respectively, to $17,381,000 and $31,326,000, respectively. In addition, the Company supplemented the information provided in the original earnings release by adding a new income statement table.

Accordingly, the Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, which was also issued on November 9, 2006. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A represents the corrected press release in its entirety and amends and supersedes Exhibit 99.1 to the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2006, Gulfport Energy Corporation issued a corrected version of a press release announcing selected financial and operating results for the three months and nine months ended September 30, 2006 and certain other information. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 7.01. Regulation FD Disclosure.

On November 9, 2006, Gulfport Energy Corporation issued a corrected version of a press release announcing selected financial and operating results for the three months and nine months ended September 30, 2006 and certain other information. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information contained in this Current Report on Form 8-K/A (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Corrected press release dated November 9, 2006 announcing selected financial and operating results for the three months and nine months ended September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: November 9, 2006	By:	/s/ Michael G. Moore
Michael G. Moore
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Corrected press release dated November 9, 2006 announcing selected financial and operating results for the three months and nine months ended September 30, 2006.